================================================================================

                                  SCHEDULE 14A
                                   (RULE 14a)
                    INFORMATION REQUIRED IN PROXY STATEMENT
                            SCHEDULE 14A INFORMATION
          PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE SECURITIES
                              EXCHANGE ACT OF 1934
                             (AMENDMENT NO.      )

Filed by the Registrant  [X]

Filed by a Party other than the Registrant  [ ]

Check the appropriate box:

[ ]  Preliminary Proxy Statement               [ ]  CONFIDENTIAL, FOR USE OF THE COMMISSION
                                               ONLY (AS PERMITTED BY RULE 14a-6(e)(2))
[X]  Definitive Proxy Statement
[ ]  Definitive Additional Materials
[ ]  Soliciting Material Pursuant to sec.240.14a-11(c) or sec.240.14a-12

                              SIGNATURE INNS, INC.
                (NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)

                                XXXXXXXXXXXXXXXX
    (NAME OF PERSON(S) FILING PROXY STATEMENT, IF OTHER THAN THE REGISTRANT)

Payment of Filing Fee (Check the appropriate box):
[X]  No fee required.
[ ]  Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

     (1) Title of each class of securities to which transaction applies: .......

     (2) Aggregate number of securities to which transaction applies: ..........

     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined): ............

     (4) Proposed maximum aggregate value of transaction: ......................

     (5) Total fee paid: .......................................................

[ ]  Fee paid previously with preliminary materials.

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     (1) Amount Previously Paid: ...............................................

     (2) Form, Schedule or Registration Statement No.: .........................

     (3) Filing Party: .........................................................

     (4) Date Filed: ...........................................................

================================================================================

                              SIGNATURE INNS, INC.
                        250 EAST 96TH STREET, SUITE 450
                          INDIANAPOLIS, INDIANA 46240

                    NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
                            TO BE HELD MAY 19, 1998

TO THE SHAREHOLDERS OF SIGNATURE INNS, INC.;

     Notice is hereby given that the annual meeting of the Shareholders of Signature Inns, Inc. (the "Company"), will be held at the Signature Inn West, 3850 Eagle View Drive (I-465 & West 38th Street), Indianapolis, Indiana 46254, on Tuesday, May 19, 1998, at 2:00 p.m., Local Time for the following purposes:

     1. To consider and vote upon the election of Three (3) directors for three
        (3) year terms;

     2. To consider and vote upon the ratification of the appointment of KPMG Peat Marwick LLP as independent auditors for the Company for the year ending December 31, 1998; and

     3. To consider and transact such other business as may properly come before the meeting or any adjournments thereof.

     The Board of Directors has fixed the close of business on Thursday, April 23, 1998, as the record date for the determination of Shareholders entitled to notice of and to vote at the annual meeting and any adjournments thereof. Only Shareholders of record at the close of business on that date will be entitled to vote. Holders of shares of the Company's common stock as of that date are entitled to vote upon all matters to be presented at the meeting.

     A form of proxy being solicited by management on behalf of the Board of Directors is enclosed.

     All Shareholders are cordially invited to attend the annual meeting. Whether or not you plan to attend the meeting, the Board of Directors requests that you sign your proxy and mail it promptly in the enclosed postage guaranteed envelope. If you do attend the meeting, you may, of course, vote your shares even though you have sent in your proxy; or, if, at any time prior to actual exercise, you desire to revoke your proxy, you may do so. Approval of each of the matters set forth above requires the affirmative vote of a majority of outstanding shares present or represented and entitled to vote thereon.

                                        By Order of the Board of Directors,

                                        JOHN D. BONTREGER
                                        Secretary
April 28, 1998

            PLEASE MARK, SIGN, DATE AND MAIL THE ENCLOSED PROXY CARD
              PROMPTLY IN THE ENCLOSED POSTAGE GUARANTEED ENVELOPE

                              SIGNATURE INNS, INC.
                        250 EAST 96TH STREET, SUITE 450
                          INDIANAPOLIS, INDIANA 46240
                         ------------------------------

                                PROXY STATEMENT
                       FOR ANNUAL MEETING OF SHAREHOLDERS

                                  MAY 19, 1998
                         ------------------------------

                                  INTRODUCTION

     This Proxy Statement and the enclosed form of Proxy are being mailed to shareholders (the "Shareholders") of Signature Inns, Inc. (the "Company") on or about April 28, 1998, and are being furnished in connection with management's solicitation of proxies to be used at the annual meeting of Shareholders to be held on Tuesday, May 19, 1998, at the time and place and for the purposes of considering and acting upon the matters specified in the Notice of Annual Meeting of Shareholders accompanying and, by this reference, constituting a part of this Proxy Statement.

     Any Shareholder who executes and returns a proxy may revoke the same at any time prior to the voting thereof by filing a written revocation with the Secretary of the Company, by submitting another duly executed proxy with a later date or by attending the meeting and requesting the return of his proxy from the Secretary prior to the vote.

     The entire cost of soliciting proxies will be borne by the Company. In addition to the use of the mail, proxies may be solicited by personal interview, telephone and facsimile transmission by directors, officers and employees of the Company without extra compensation. The Company will also reimburse brokerage houses, custodians, nominees and fiduciaries for actual expenses incurred in forwarding proxy material to beneficial owners.

     The Annual Report to Shareholders for the year ended December 31, 1997, accompanies this proxy statement.

              VOTING SECURITIES AND SECURITY OWNERSHIP OF CERTAIN
                    BENEFICIAL OWNERS AND MANAGEMENT HOLDERS

     Only Shareholders of record at the close of business on Thursday, April 23, 1998 will be entitled to vote at the annual meeting. On that date, there were outstanding 2,105,203 shares of common stock of the Company. Each share of common stock is entitled to one vote with respect to each matter submitted to a vote at the meeting. Assuming that a quorum (i.e., holders of a majority of the total common shares outstanding) is present at the meeting in person or by proxy, each of the matters set forth in the Notice of Annual Meeting of Shareholders shall be decided upon by an affirmative vote of the holders of record of a majority of the common shares present or represented by proxy at the meeting.

     On January 24, 1997, the Company completed a public offering of 2,000,000 shares of its $1.70 Cumulative Convertible Preferred Stock, Series A (the "Series A Preferred Stock"). An additional 256,000 shares of Series A Preferred Stock sold on January 31, and February 6, 1997, pursuant to the exercise of over-allotment options granted to the underwriters. The Series A Preferred Stock is convertible at the option of the holders at any time, unless previously redeemed, into shares of common stock of the Company at an initial conversion price of $9.60 per share of common stock (equivalent to 2.08 shares of common stock for each share of Series A Preferred Stock converted, for an aggregate of 4,700,000 shares of common stock subject to conversion), subject to adjustment upon certain events. The Series A Preferred Stock has no voting rights, except that holders of the Series A Preferred Stock will have the right, together with the holders (if any) of other series of the Company's cumulative preferred stock, to elect two members of the Board of Directors of the Company if dividends on any series of the Company's cumulative preferred stock remain unpaid for six quarters.

     Set forth in the following table are the beneficial holdings, as of April 23, 1998 of the Company's common stock and Series A Preferred Stock of each of the current executive officers and directors of the Company and nominees for director, which group includes each person known to the Company who may be deemed to own more than 5% of the Company's common stock, and all directors and officers as a group:

                             BENEFICIAL HOLDINGS OF
                     DIRECTORS AND NAMED EXECUTIVE OFFICERS

                                                                    AMOUNT & NATURE
                                                                     OF BENEFICIAL
    NAME OF BENEFICIAL OWNER               TITLE OF CLASS           OWNERSHIP(1)(11)     PERCENT OF CLASS
    ------------------------               --------------           ----------------     ----------------
John D. Bontreger                    Common Stock                         417,899(2)           19.65%
                                     no par value
Mark D. Carney                       "                                    123,895(3)            5.83%
Bo. L. Hagood                        "                                    119,278(4)            5.61%
David R. Miller                      "                                     83,445(5)            3.92%
Stephen M. Huse                      "                                        753(6)               *
                                     Cumulative Convertible                   100(7)
                                     Preferred Stock, Series A
George A. Morton                     Common Stock                          27,701(8)            1.30%
                                     no par value
Richard L. Russell                   "                                     16,351(9)               *
William S. Watson                    "                                         89(10)              *
All Directors, and Executive         Common Stock
  Officers as a group (includes      no par value                         824,861              38.79%
  9 persons consisting of the
  above 8 persons plus Martin
  D. Brew, Treasurer of the          Cumulative Convertible
  Company)                           Preferred Stock, Series A                100                  *

---------------
* Less than 1%

(1) Information with respect to beneficial ownership is based upon information supplied by each shareholder.

(2) Mr. Bontreger owns all shares in his name of record and has sole voting and investment power over all such shares. Includes options to acquire 8,333 shares of common stock which are currently exercisable.

(3) Mr. Carney owns all shares in his name of record and has sole voting and investment power over all such shares. Includes options to acquire 4,167 shares of common stock which are currently exercisable.

(4) Mr. Hagood owns all shares in his name of record and has sole voting and investment power over all such shares. Includes options to acquire 4,167 shares of common stock which are currently exercisable.

(5) Mr. Miller owns all shares in his name of record and has sole voting and investment power over all such shares. Includes options to acquire 2,500 shares of common stock which are currently exercisable.

(6) Mr. Huse owns 545 shares of common stock in his own name of record and has sole voting and investment power over all such shares. Includes 208 shares which Mr. Huse has the right to acquire by conversion of his 100 shares of Cumulative Convertible Preferred Stock, Series A.

(7) Mr. Huse owns all 100 shares of Series A Preferred Stock, in his name of record and has sole voting and investment power over such shares.

(8) Mr. Morton holds 16,891 shares in his name of record and has sole voting and investment power over all such shares. In addition, a total of 10,810 shares are owned by trusts of which his wife is the trustee with investment power over such shares.

(9) Mr. Russell holds 6,891 shares in his name of record and has sole voting and investment power over all such shares. In addition, he holds 9,460 shares jointly with his wife with whom he shares voting and investment power over such shares.

(10) Mr. Watson owns all shares in his name of record and has sole voting and investment power over all such shares.

(11) In addition to the shares listed in the table above, Messrs. Shank and Weaver, Directors Emeriti, own in the aggregate 51,812 shares of the Company's Common Stock.

                             ELECTION OF DIRECTORS

     Under the Company's Code of By-Laws, as amended, the Company's Board of Directors is divided into three separate classes of directors whose terms expire at different times, but with no term extending beyond three years. The By-Laws require that the number of directors shall not be less than two nor more than nine.

     On March 19, 1997, the Board of Directors amended the Company's Code of By-Laws to decrease the number of directors from nine to eight, effective as of the 1997 Annual Shareholders' Meeting, with the ninth directorship being eliminated from the First Class of Directors whose terms were expiring in May 1997. Also, on March 19, 1997, the Board of Directors designated Richard E. Shank, who had served as a Director of the Company since September 23, 1978, Director Emeritus as of the expiration of his term at the 1997 Annual Shareholders' Meeting. On October 22, 1996, the Board of Directors accepted the resignation as a Director of Orus E. Weaver, who had served as a Director of the Company since its inception and designated him a Director Emeritus. The Board of Directors elected William S. Watson to serve as a Director of the Company for the remainder of Mr. Weaver's term. As Director Emeriti, Mr. Weaver and Mr. Shank are invited to attend meetings of the Board of Directors and receive the same compensation as a Director, but have no vote with respect to any matter coming before the Board. Mr. Weaver's and Mr. Shank's invitations to attend Board meetings and their compensation therefor terminate in May 1998. As a result of these events, the terms of the First Class, consisting of two Directors, will expire in May 2000, the terms of the Second Class, consisting of three Directors, will expire in May 1998, and the terms of the Third Class, consisting of three Directors, will expire in May 1999.

     If any of the nominees elected as directors at the 1998 Annual Shareholders' Meeting shall be unable to serve, the proxies will be voted to fill any vacancy so arising in accordance with the discretionary authority of the person named in the proxies. Management has no reason to believe that any nominee will be unable to serve.

                        DIRECTORS STANDING FOR ELECTION
                    FOR A THREE YEAR TERM EXPIRING MAY 2001

     The names, ages, positions and offices held, principal occupations and tenures as director of each of the nominees, consisting of the Second Class of directors, are set forth below:

NAMES AND PRINCIPAL OCCUPATIONS (AGES)           OFFICE HELD            ELECTED AS DIRECTOR    TERM EXPIRES
--------------------------------------    --------------------------    -------------------    ------------
Bo L. Hagood                              Senior Vice President              11/17/93             5/19/98
  Senior Vice President Hotel             Hotel Operations and
     Operations of Signature Inns,        Director
     Inc. (Age 48)
David R. Miller                           Vice President Sales and
  Vice President Sales and Marketing      Marketing and Director
     of Signature Inns, Inc. (Age 56)                                         9/23/78             5/19/98
William S. Watson                         Director                           10/22/96             5/19/98
  Hotel Industry Consultant, WSRW
     Enterprise (Age 53)

                         DIRECTORS CONTINUING IN OFFICE

     The names, ages, positions and offices held, principal occupations and tenures as director of each of the other five directors (First and Third Classes), are set forth below:

John D. Bontreger,                    President, Chief                    3/31/78             5/18/99
  President, Chief Executive          Executive Officer,
     Officer, Secretary and           Secretary and Chairman of
     Chairman of the Board of         the Board
     Signature Inns, Inc. (Age 49)
George A. Morton,                     Director                            9/23/78             5/18/99
  Agri businessman (Age 61)
Richard L. Russell,                   Director                            5/21/91             5/18/99
  Director of Advertising and
     Regional Director of the
     National Retail Hardware
     Association (Age 62)
Mark D. Carney,                       Senior Vice President              11/17/93             5/16/00
  Senior Vice President Finance,      Finance, CFO, Assistant
     Chief Financial Officer and      Secretary and Director
     Assistant Secretary of
     Signature Inns, Inc. (Age 41)
Stephen M. Huse,                      Director                            8/18/94             5/16/00
  Chief Executive Officer, Huse
     Food Group, Inc. (Age 56)

A.  NOMINEES, DIRECTORS AND OFFICERS.

     The foregoing lists of nominees and other directors constitute a complete listing of all the directors of the Company. The officers of the Company are:
John D. Bontreger, President, Chief Executive Officer and Secretary; Mark D. Carney, Senior Vice President Finance, Chief Financial Officer and Assistant Secretary; Bo L. Hagood, Senior Vice President Hotel Operations; David R. Miller, Vice President Sales and Marketing; and, Martin D. Brew, Treasurer and Controller. Messrs. Bontreger, Carney and Hagood also are members of the board of directors of the Company's three wholly owned subsidiaries, namely, P & N Corporation, S.I.E. Corporation, and SI Springfield Corporation. Mr. Bontreger is the president, Mr. Carney the secretary and Mr. Brew the treasurer of each of the subsidiaries.

B.  FAMILY RELATIONSHIPS.

     No family relationship exists between any director and any other director, executive officer or nominee for director of the Company.

C.  OTHER DIRECTORSHIPS.

     Except for Mr. Huse, who is a director of Marsh Supermarkets, Inc., no director or nominee for director holds any directorship in any company with a class of securities registered pursuant to Section 12 of the Securities Exchange Act of 1934, or which is subject to the requirements of Section 15(d) of that Act or which is a company registered as an investment company under the Investment Company Act of 1940.

D.  CERTAIN PROCEEDINGS.

     No officer, director or nominee for director, and no affiliate or associate of any of those persons, was a party to any kind of proceeding, whether civil, criminal, administrative or bankruptcy related, or the subject of any order, judgment or decree during the past five years, which would be material to an evaluation of the ability or integrity or such person, nor has any such person been a party to any proceeding adverse to the Company or its subsidiaries or affiliates, or has had any material interest adverse to the Company or its subsidiaries or affiliates.

E.  CONTROL PERSONS.

     Mr. Bontreger is a "control person" of the Company as defined under regulations promulgated by the Securities and Exchange Commission.

F.  COMMITTEES OF THE BOARD.

     1. AUDIT COMMITTEE. The Audit Committee meets as deemed necessary: (a) to recommend to the Board of Directors the retention, from time to time, of independent auditing firms to be engaged by the Company, subject to shareholder ratification; (b) to coordinate the annual audit of the Company between management and the auditing firm; (c) to meet with the auditors at least two times during the year, including one meeting before the audit is commenced and one meeting following the completion of the audit; and, (d) to meet at such other times as the Board of Directors, in its discretion, directs or as the Committee, itself, determines. Committee members serve one-year terms from one annual shareholders' meeting to the next. Current members of the Audit Committee are Richard L. Russell, Chairman, and William S. Watson. The Audit Committee met two times during the year ended December 31, 1997.

     2. COMPENSATION COMMITTEE. The purposes and functions of the Compensation Committee are to: (a) develop and recommend to the Board of Directors for approval a compensation plan for the president/chief executive officer and all other individuals within the Company who are designated as "senior management;"
(b) review benefit, bonus and incentive plans and other corporate perquisites on an annual basis; (c) review and recommend to the Board suggested changes in compensation to be paid to outside members of the Board; and, (d) review expense reimbursement policies of the Company as they pertain to directors and management. The Compensation Committee meets as determined necessary by the Board or by the Compensation Committee. Current members of the Compensation Committee are George A. Morton, Chairman, and Stephen M. Huse. During the year ended December 31, 1997, the Compensation Committee met three times.

G.  NUMBER OF MEETINGS.

     During 1997, the Board of Directors of the Company held a total of six regularly scheduled meetings and two telephone meetings. All directors listed above attended at least 75% of those meetings.

H.  SECTION 16(A) REPORTS.

     Except for Mr. Weaver, a director emeritus of the Company, no officer, director or beneficial owner of more than ten percent of any class of equity securities of the Company who was required to file reports under Section 16(a) of the Exchange Act failed to file such reports on a timely basis during 1997.

I.  BUSINESS BACKGROUNDS OF OFFICERS AND DIRECTORS.

     A brief description of the business background and experience of each officer and director of the Company is as follows:

JOHN D. BONTREGER, 49          President, Chief Executive Officer, Secretary and
                               Chairman of the Board

     Mr. Bontreger is the founder of the Company and has served as its President, Chief Executive Officer and Chairman of the Board since the Company's inception in March 1978. He is responsible for the overall management of the business affairs of the Company. Prior to founding the Company, Mr. Bontreger served from 1975 to 1978 as a vice president for an Indiana-based hotel company. Mr. Bontreger holds a Bachelor of Science Degree from Goshen College, Goshen, Indiana, where he graduated in 1972.

MARK D. CARNEY, 41          Senior Vice President Finance, Chief Financial
                            Officer, Assistant Secretary and Director

     Mr. Carney joined the Company in 1992 as the Vice President of Finance/Chief Financial Officer and is responsible for the financial operations and finance functions of the Company. In 1997, Mr. Carney was named Senior Vice President Finance. Prior to joining the Company, Mr. Carney was employed by KPMG Peat Marwick, in Indianapolis, Indiana. He was responsible for services to publicly and privately owned real estate developers and operators, hospitality companies and financial institutions. Mr. Carney is a 1979 graduate of Indiana University, with a Bachelor of Science Degree from the School of Business and is a member of the American Institute of Certified Public Accountants.

BO L. HAGOOD, 48          Senior Vice President Hotel Operations and Director

     Mr. Hagood has been employed by the Company since December 1980 starting as a hotel general manager. In January 1984, he was promoted to Director of Hotel Operations and then to Vice President Hotel Operations in 1987 and Senior Vice President Hotel Operation in 1997. Mr. Hagood has been employed in the hospitality industry for over 25 years, having managed several hotels for national chains prior to joining Signature Inns, Inc. Mr. Hagood graduated from Appalachian State University in 1971 with a Bachelor of Science Degree in Business Administration.

DAVID R. MILLER, 56          Vice President Sales and Marketing and Director

     Mr. Miller has been employed by the Company since August 1978 and has served as the Secretary (until May, 1997) and Treasurer (until May 1986) of the Company since September 1978. From 1990 to 1997, Mr. Miller was the Executive Director of Sales and Marketing and, after May 18, 1997, became Vice President Sales and Marketing responsible for assisting in the development and implementation of the Company's advertising, marketing and public relations programs. He has served as liaison with the Company's advertising and public relations agencies and has directed the local, regional and national hotel room sales programs and the central reservation system. Mr. Miller is a 1965 graduate of Ashland University, Ashland, Ohio, with a B.S. in Business Administration.

MARTIN D. BREW, 37          Treasurer and Controller

     Mr. Brew has been employed by the Company since April 1986. In December 1987, Mr. Brew assumed the position of Controller and, in April 1992, he began serving as Treasurer. Mr. Brew is responsible for the Accounting and Information Systems Department and the functions of financial reporting, investor reporting, cash management, property and casualty insurance, legal compliance, automation concepts, tax planning and audit coordination. Prior to his employment with Signature Inns, Inc., Mr. Brew was employed by KPMG Peat Marwick. Mr. Brew is a 1982 graduate of Indiana University, with a Bachelor of Science Degree from the School of Business and is a member of the American Institute of Certified Public Accountants.

GEORGE A. MORTON, 61          Director

     Mr. Morton has been manager, operator and part owner of Morton Farms, Inc. since 1962, and serves as Vice President and Secretary of that company. From April 1987 to January 1989, Mr. Morton served as deputy Commissioner of Agriculture for the State of Indiana. He served as the Indiana Director of Farmers Home Administration from 1989 to 1993. Mr. Morton is a 1958 graduate of Purdue University.

RICHARD L. RUSSELL, 62          Director

     Mr. Russell is the Director of Advertising of the National Retail Hardware Association ("NRHA") and the Executive Director of the Indiana, Kentucky and Tennessee Region of the NRHA, and he has been involved in the hardware industry for nearly thirty years. He is also serving as president or director of several community and civic organizations. Mr. Russell is a 1958 graduate of Purdue University.

STEPHEN M. HUSE, 55          Director

     Mr. Huse is Chairman and Chief Executive Officer of Huse Food Group, Inc., Bloomington, Indiana. In addition, Mr. Huse is President of St. Elmo, Incorporated, which operates the St. Elmo Steak House in downtown Indianapolis, and Chief Executive Officer of Beef Corporation of America, a franchisee of Arby's roast beef restaurants in central and southern Indiana. Previously, Mr. Huse was President and Chief Executive Officer of Consolidated Products, Inc., operator of Steak 'n' Shake restaurants. He is also the founder of Noble Romans, Inc., a franchisor of pizza parlors in the Midwest. Mr. Huse is also a director of Marsh Supermarkets, Inc., and a member of the Advisory Board of Keybank of Central Indiana, Indianapolis, Indiana. Mr. Huse is a 1965 graduate of Indiana University.

WILLIAM S. WATSON, 53          Director

     Mr. Watson currently provides hotel industry consulting services through WSRW Enterprise, which is affiliated with Stratus Management Group, Inc. Mr. Watson previously served as Vice-Chairman of Pegasus Systems, Inc., and Chairman of THISCO (The Hotel Industry Switch Company). Mr. Watson previously held positions with Best Western International as Senior Vice President Worldwide Marketing and Executive Vice President. Mr. Watson was also employed as a Vice President of ITT Sheraton Corporation, and he held executive positions with Bicoastal Air Service, Inc., Altair Airlines, Inc. and Pan American World Airways. Mr. Watson holds a Mechanical Engineering degree from Croydon Polytechnic in England.

RICHARD E. SHANK, 64          Director Emeritus

     Mr. Shank, who served as Director of the Company from September 23, 1978, to May 18, 1997 was designated a Director Emeritus by the Board of Directors on March 19, 1997, effective as of the 1997 Annual Shareholders' Meeting. As a Director Emeritus, Mr. Shank is invited to attend meetings of the Board of Directors and receives the same compensation as a Director, but has no vote with respect to any matter coming before the Board. Mr. Shank's invitation to attend Board meetings and his compensation therefor terminate in May, 1998.

ORUS E. WEAVER, 74          Director Emeritus

     Mr. Weaver, who served as a Director of the Company from its inception through October 22, 1996, was designated a Director Emeritus by the Board of Directors on October 22, 1996. As a Director Emeritus, Mr. Weaver is invited to attend meetings of the Board of Directors and receives the same compensation as a Director, but has no vote with respect to any matter coming before the Board. Mr. Weaver's invitation to attend Board meetings and his compensation therefor terminate in May, 1998.

                             EXECUTIVE COMPENSATION
                       EXECUTIVE COMPENSATION PHILOSOPHY

     The Company believes that the primary objectives of the Company's executive compensation policies should be:

     - To attract and retain talented executives by providing compensation opportunities that are competitive with the compensation provided to executives at companies of comparable size and position, while maintaining compensation within levels that are consistent with the Company's business plan, financial objectives and operating performances;

     - To provide meaningful annual incentive opportunities for executives to work toward and achieve the Company's profit and other targets established in the Company's business plan; and

     - To align the interest of executives with those of shareholders by providing substantial long-term incentive opportunities through stock options and other forms of stock ownership.

     The Company believes that its executive compensation program should be reviewed periodically to insure its support of the Company's financial performance and its business plan. It also should be compared to practices of, and levels paid by, other companies with whom the Company competes for business and human resources. The Company's intent is not simply to copy the practices and levels of others, but rather to continually strive to have a program that takes into account factors unique to the Company.

     The Company believes that executive compensation should be comprised of:
(1) base compensation; (2) annual (short-term) compensation; and, (3) long-term compensation. The Company believes that base compensation is currently set at levels competitive with executives with similar responsibilities at other companies similar in size and complexity to the Company.

     The Company believes that annual incentive compensation should be utilized to retain management, provide motivation, and move the Company in a positive financial direction. Substantial incentive opportunities are provided to executives based upon the level of achievement of targeted profit goals for the Company, and the level of individual responsibility and achievement.

     The Company believes that an integral part of the executive compensation programs should be long term incentive. Through equity based compensation in the form of Company stock, the long-term interest of executives are aligned with those of Shareholders. Because the Company believes that significant stock ownership by management is a catalyst in building shareholder value, it will continue to utilize stock options and review and possibly use other shareholder value related vehicles to provide long-term incentive compensation.

     The Company believes that its compensation philosophies further the interests of its shareholders, since a significant part of executive compensation is based upon obtaining results that increase the value of the Company and are beneficial to all shareholders.

                           SUMMARY COMPENSATION TABLE

                                                                     ANNUAL COMPENSATION
                                                    YEAR ENDED     -----------------------
          NAME AND PRINCIPAL POSITION              DECEMBER 31     SALARY ($)    BONUS ($)
          ---------------------------              -----------     ----------    ---------
John D. Bontreger                                      1997         159,450       78,091
President & CEO                                        1996         153,317       80,110
                                                       1995         147,833       89,066
Mark D. Carney                                         1997          96,370       49,695
Senior V.P. Finance & CFO                              1996          92,663       52,797
                                                       1995          89,350       56,679
Bo L. Hagood                                           1997          96,370       49,695
Senior V.P. Hotel Operations                           1996          92,663       50,797
                                                       1995          89,350       56,679
David R. Miller                                        1997          81,769       26,213
Vice President Sales and Marketing                     1996          78,624       28,313
                                                       1995          75,911       32,388

                     OPTIONS/SAR GRANTS IN LAST FISCAL YEAR
                              [INDIVIDUAL GRANTS]

         (a)             (b)              (c)                (d)                (e)
                      NUMBER OF     PERCENT OF TOTAL
                      SECURITIES      OPTIONS/SARS
                      UNDERLYING       GRANTED TO
                     OPTIONS/SARS     EMPLOYEES IN     EXERCISE OR BASE
        NAME         GRANTED (#)      FISCAL YEAR        PRICE ($/SH)     EXPIRATION DATE
        ----         ------------   ----------------   ----------------   ---------------
  John D. Bontreger     25,000            26.6%             $8.00             1-21-07
  Mark D. Carney        12,500            13.3%             $8.00             1-21-07
  Bo L. Hagood          12,500            13.3%             $8.00             1-21-07
  David R. Miller        7,500             8.0%             $8.00             1-21-07

                              EMPLOYMENT CONTRACTS

     The Company has employment contracts with John D. Bontreger, Mark D. Carney, Bo L. Hagood, and David R. Miller. The terms of the employment contracts provide for base salaries of the officers, plus bonuses, as determined annually by the Company's Board of Directors. In addition, the employment contracts provide for the payment of other customary benefits, including medical, life and disability insurance premiums. Mr. Bontreger's contract expires in June 1998. Messrs. Hagood's and Carney's contracts expire in December, 1998. Mr. Miller's contract expires in June, 1998. The contracts are renewable for subsequent terms: Mr. Bontreger's for one and one-half years; Messrs. Hagood's and Carney's for one year; and, Mr. Miller's for six months. The contracts are not terminable by the Company except upon "just cause" as defined in the contracts.

     In the event the Company terminates an officer's employment without "just cause," or in the event an officer resigns "with just cause" (i.e., where the Company materially breaches the agreement), the officer is entitled to receive from the Company lump sum severance payments equal to a multiple of yearly "regular compensation," as defined in the contracts. In such events, Mr. Bontreger would receive severance benefits equal to one and one-half times his "regular compensation," Messrs. Hagood and Carney would receive severance benefits equal to one time such compensation, and Mr. Miller would receive severance benefits equal to one-half times such compensation.

     In the event of the termination of an employment contract by the Company "for just cause" or a resignation by an officer "without just cause" the severance benefits would not be payable. In addition, in the event the Company terminates an employment contract for "just cause" or the officer resigns "without just cause," the officer must abide by certain restrictive, non-compete provisions for the same period as the then current term of the contract.

                           COMPENSATION OF DIRECTORS

     Each of the Company's non-employee directors (each, an "Outside Director") is paid a retainer of $6,000 per year, payable quarterly. In addition, each Outside Director receives a fee of $750 per Board meeting attended (other than telephonic Board meetings which are covered by the retainer), and receives a fee of $750 for each Committee meeting attended. Under the terms of the 1996 Equity Incentive Plan, awards of 500 shares of Restricted Stock are automatically granted to Outside Directors upon such directors' election or re-election. Outside Directors are also reimbursed for reasonable costs and expenses, including travel expenses, incurred by them in connection with their attendance at any board or committee meeting.

                               OTHER INFORMATION

     Except for the promissory notes executed and delivered to the Company by members of management in connection with their purchase of shares in 1994, which were paid in full in 1996, no loans have ever been made by the Company or its subsidiaries to any officer or director of the Company.

                          RATIFICATION OF APPOINTMENT
                       OF INDEPENDENT PUBLIC ACCOUNTANTS

     The Board of Directors has proposed and recommends to the Shareholders ratification of the appointment of the firm of KPMG Peat Marwick LLP ("KPMG"), certified public accountants, as independent auditors to conduct an audit of the financial statements of the Company for the fiscal year ending December 31, 1998, and to provide such other accounting services as may be considered necessary by the officers of the Company. KPMG has been the Company's auditor since 1984. Representatives of KPMG will be present at the meeting to make a statement if they desire to do so, and respond to appropriate questions.

     VOTE REQUIRED. Ratification of appointment of KPMG requires approval by the holders of the majority of the shares of the Company's Common Stock present or represented and entitled to vote at the annual meeting.

     THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" THE RATIFICATION OF THE APPOINTMENT OF INDEPENDENT PUBLIC ACCOUNTANTS.

                             NO DISSENTERS' RIGHTS

     There are no rights of appraisal or similar rights of dissenters with respect to any matter to be acted upon at the annual meeting.

                    MANAGEMENT'S DISCUSSION AND ANALYSIS OF
                 FINANCIAL CONDITION AND RESULTS OF OPERATIONS

     Management's Discussion and Analysis of Financial Condition and Results of Operations is set forth in full in the Company's 1997 Annual Report to Shareholders which accompanies this Proxy Statement, and is incorporated herein by reference.

                           PROPOSALS OF SHAREHOLDERS

     Certain regulations of the Securities and Exchange Commission require that, in the event an eligible Shareholder of the Company timely notifies the Company of his intention to present a proper proposal for action at a forthcoming Shareholders' meeting, the Company include the proposal in its proxy statement, identify it in its form of proxy and provide the Shareholders an opportunity to vote in respect to the proposal. Any proposal which a Shareholder intends to present at the Company's 1999 Annual Shareholders' Meeting must be received by the Company for inclusion in its proxy statement and form of proxy relating to that meeting not less than 120 days in advance of the release of such proxy statement and form of proxy. The Company's proxy statement and form of proxy are typically mailed to the Shareholders on or about April 14, and accordingly, proposals with respect to the May 18, 1999 annual meeting must be received no later than December 15, 1998.

                                 OTHER BUSINESS

     Management knows of no business which will be presented for consideration other than the matters described in the Notice of Annual Meeting of Shareholders, but if other matters are presented, it is the intention of the persons designated as proxies to vote in accordance with their judgment on such matters.

                                 ANNUAL REPORT

     The 1997 Annual Report of the Company, including audited financial statements, is hereby incorporated in its entirety herein by reference and is being mailed with this Proxy Statement.

April 28, 1998

PROXY                                                                      PROXY

                              SIGNATURE INNS, INC.
                         250 EAST 96TH STREET, SUITE 450
                           INDIANAPOLIS, INDIANA 46240


               PROXY SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS
             FOR THE ANNUAL MEETING OF SHAREHOLDERS -- MAY 19, 1998


     The undersigned appoints John D. Bontreger with full power of substitution and revocation, to vote, as designated above, all the Common Stock of Signature Inns, Inc. which the undersigned has powers to vote, with all power which the undersigned would possess if personally present, at the annual meeting of shareholders thereof to be held on May 19, 1998, or at any adjournment thereof.

     Unless otherwise marked, this proxy will be voted FOR the election of the nominees named and FOR Proposal No. 2.

            PLEASE MARK, SIGN, DATE AND MAIL THE ENCLOSED PROXY CARD
              PROMPTLY IN THE ENCLOSED POSTAGE GUARANTEED ENVELOPE.

                  (Continued and to be signed on reverse side.)

                              SIGNATURE INNS, INC.

     PLEASE MARK VOTE IN OVAL IN THE FOLLOWING MANNER USING DARK INK ONLY.

1. ELECTION OF DIRECTORS FOR THREE YEAR TERM -
   NOMINEES: BO L. HAGOOD, DAVID R. MILLER AND WILLIAM S. WATSON

                                            FOR ALL
          FOR          WITHHOLD            (EXCEPT NOMINEE(S)
          ALL            ALL                WRITTEN BELOW)

          [ ]            [ ]                       [ ]


   -----------------------------------------------------------------------------

2. RATIFICATION OF KPMG PEAT MARWICK LLP AS THE COMPANY'S INDEPENDENT PUBLIC AUDITORS OF 1998.

          FOR           AGAINST           ABSTAIN
          [ ]             [ ]               [ ]

3. TO TRANSACT SUCH OTHER BUSINESS AS MAY PROPERLY COME BEFORE THE MEETING, OR ANY ADJOURNMENTS THEREOF.

                                       DATED: ____________________________, 1998

                            SIGNATURE(S)________________________________________

                            ____________________________________________________

                            PLEASE SIGN EXACTLY AS NAME APPEARS BELOW.
                            WHEN SHARES ARE HELD BY JOINT TENANTS, BOTH SHOULD SIGN. WHEN SIGNING AS ATTORNEY, EXECUTOR, ADMINISTRATOR, TRUSTEE OR GUARDIAN, PLEASE GIVE FULL TITLE AS SUCH.